Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Basis Of Presentation

Basis of Presentation

The accompanying Consolidated Financial Statements include the financial position, results of operations and cash flows of the Company, its wholly-owned qualified REIT and taxable REIT subsidiaries, the operating partnership and its consolidated joint ventures, in which it has a controlling interest. Third-party equity interests in the operating partnership and consolidated joint ventures are reflected as noncontrolling interests in the Consolidated Financial Statements. We also have noncontrolling partnership interests in unconsolidated institutional capital management and other joint ventures, which are accounted for under the equity method. All significant intercompany amounts have been eliminated.

All square feet, acres, occupancy, number of properties and number of customers disclosed in the notes to the Consolidated Financial Statements are unaudited.

Principles Of Consolidation

Principles of Consolidation

We hold interests in both consolidated and unconsolidated joint ventures. All joint ventures over which we have financial and operating control, and variable interest entities ("VIE's") in which we have determined that we are the primary beneficiary, are included in the Consolidated Financial Statements. We use the equity method of accounting for joint ventures over which we do not have a controlling interest or where we do not exercise significant control over major operating and management decisions but where we exercise significant influence and include our share of earnings or losses of these joint ventures in our consolidated net loss.

We analyze our joint ventures in accordance with GAAP to determine whether they are VIE's and, if so, whether we are the primary beneficiary. Our judgment with respect to our level of influence or control over an entity and whether we are the primary beneficiary of a VIE involves consideration of various factors including the form of our ownership interest, our representation on the entity's board of directors, the size of our investment (including loans) and our ability to participate in major decisions. Our ability to correctly assess our influence or control over an entity affects the presentation of these investments in the Consolidated Financial Statements and, consequently, our financial position and results of operations.

Reclassifications	Reclassifications Certain items in our Consolidated Financial Statements for 2011, 2010 and 2009 have been reclassified to conform to the updated financial statement presentation.
Use Of Estimates

Use of Estimates

The preparation of the Consolidated Financial Statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capitalization Of Costs

Capitalization of Costs

We capitalize costs directly related to the development, predevelopment, redevelopment or improvement of our investment in real estate, referred to as capital projects and other activities included within this paragraph. Costs associated with our capital projects are capitalized as incurred. If the project is abandoned, these costs are expensed during the period in which the project is abandoned. Costs considered for capitalization include, but are not limited to, construction costs, interest, real estate taxes, insurance and leasing costs, if appropriate. We capitalize indirect costs such as personnel, office, and administrative expenses that are directly related to our projects based on an estimate of the time spent on the development activities. Interest is capitalized based on actual capital expenditures from the period when development or redevelopment commences until the asset is ready for its intended use, at the weighted average borrowing rates during the period. Costs incurred for maintaining and repairing our properties, which do not extend their useful lives, are expensed as incurred.

We also capitalize interest on qualifying investments in unconsolidated joint ventures. Interest is capitalized based on the average capital invested in a venture during the period when development or predevelopment begins until planned principle operations commence, at our weighted average borrowing rates during the period.

Discontinued Operations

Discontinued Operations

We classify certain properties and related assets and liabilities as held for sale when certain criteria are met. At such time, the respective assets and liabilities are presented separately on our Consolidated Balance Sheets. We include liabilities related to assets held for sale that will be transferred in the transaction in "Liabilities related to assets held for sale." Assets held for sale are reported at the lower of carrying value or estimated fair value less estimated costs to sell. The operating results of such properties are presented in "Income (loss) from discontinued operations" in current periods and all comparable periods presented. Depreciation is not recorded on properties held for sale; however, depreciation expense recorded prior to classification as held for sale is included in "Income (loss) from discontinued operations." Gains on sales of real estate assets are recognized if the specific transaction terms and any continuing involvement in the form of management or financial assistance meet the various sale recognition criteria as defined by GAAP. If the criteria are not met, we defer the gain until such time that the criteria for sale recognition have been met. Net gains on sales and any impairment losses associated with assets held for sale are presented in "Income (loss) from discontinued operations" when recognized.

Fair Value

Fair Value

The Financial Accounting Standards Board ("FASB") issued guidance related to accounting for fair value measurements which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Fair value is defined as the exit price or price at which an asset (in its highest and best use) would be sold or liability assumed by an informed market participant in a transaction that is not distressed and is executed in the most advantageous market. This guidance provides a framework of how to determine such measurements on reported balances which are required or permitted to be measured at fair value under existing accounting pronouncements and emphasizes that fair value is a market-based rather than an entity-specific measurement. Therefore, our fair value measurement is determined based on the assumptions that market participants would use to price the asset or liability. As a basis for considering market participant assumptions in fair value measurements, this guidance establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity's own assumptions about market participant assumptions based on the best information available in the circumstances (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals, and the contracted sales price for assets held for sale. Level 3 inputs are unobservable inputs for the asset or liability that are typically based on management's own assumptions, as there is little, if any, related observable market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Investment In Properties

Investment in Properties

We record the assets, liabilities and noncontrolling interests associated with property acquisitions which qualify as business combinations at their respective acquisition-date fair values which are derived using a market, income or replacement cost approach, or a combination thereof. Acquisition-related costs associated with business combinations are expensed as incurred. As defined by GAAP, a business is an integrated set of activities and assets that is capable of being conducted and managed for the purpose of providing a return in the form of dividends, lower costs or other economic benefits directly to investors or other owners, members or participants. We do not consider acquisitions of land or unoccupied buildings to be business combinations. Rather, these transactions are treated as asset acquisitions and recorded at cost.

The fair value of identifiable tangible assets such as land, building, building and land improvements and tenant improvements is determined on an "as-if-vacant" basis. Management considers Level 3 inputs such as the replacement cost of such assets, appraisals, property condition reports, market data and other related information in determining the fair value of the tangible assets. The difference between the fair value and the face value of debt assumed in connection with an acquisition is recorded as a premium or discount and amortized to "Interest expense" over the life of the debt assumed. The valuation of assumed liabilities is based on the current market rate for similar liabilities. The recorded fair value of intangible lease assets includes Level 3 inputs and represents the value associated with in-place leases which include leasing commissions, legal and other costs, as well as an intangible asset or liability resulting from in-place leases being above or below the market rental rates over the lease term on the date of the acquisition. Intangible lease assets or liabilities are amortized over the reasonably assured lease term of the remaining in-place leases as an adjustment to "Rental revenues" or "Real estate related depreciation and amortization" depending on the nature of the intangible.

We have certain properties which we have acquired or removed from service with the intention to redevelop the property. Buildings under redevelopment require significant construction activities prior to being placed back into service. We generally do not depreciate properties classified as redevelopment until the date that the redevelopment properties are ready for their intended use.

Real estate, including land, building, building and land improvements, tenant improvements, leasehold improvements, leasing costs and intangible lease assets and liabilities are stated at historical cost less accumulated depreciation and amortization, unless circumstances indicate that the cost cannot be recovered, in which case, the carrying value of the property is reduced to estimated fair value.

Depreciation And Useful Lives Of Real Estate Assets

Depreciation and Useful Lives of Real Estate Assets

Depreciation and amortization are computed on a straight-line basis over the estimated useful lives of the related assets or liabilities. Our ability to assess the useful lives of our real estate assets accurately is critical to the determination of the appropriate amount of depreciation and amortization expense recorded and the carrying values of the underlying assets. Any change to the estimated depreciable lives of these assets would have an impact on the depreciation and amortization expense we recognize.

The following table reflects the standard depreciable lives typically used to compute depreciation and amortization. However, such depreciable lives may be different based on the estimated useful life of such assets or liabilities. The carrying value of assets sold or retired and the related accumulated depreciation and/or amortization is derecognized and the resulting gain or loss, if any, is recorded during the period in which such sale or retirement occurs.

Description	Standard Depreciable Life
Land	Not depreciated
Building	20– 40 years
Building and land improvements	5– 20 years
Tenant improvements	Shorter of lease term or useful life
Leasehold improvements	5– 20 years
Leasing costs	Lease term
Other intangible lease assets	Average term of leases for property
Above/below market rent assets/liabilities	Reasonably assured lease term

Depreciation is not recorded on real estate assets currently held for sale or contribution, in pre-development, or being developed or redeveloped until the building is substantially completed and ready for its intended use, not later than one year from cessation of major construction activity.

Impairment Of Properties

Impairment of Properties

Investments in properties classified as held for use are carried at cost and evaluated for impairment at least annually and when events or changes in circumstances indicate that the carrying amounts of these assets may not be fully recoverable. Examples of such changes in circumstances include the point at which we deem a building to be held for sale, our intended hold period changes, or when a building remains vacant significantly longer than expected. For investments in properties that we intend to hold long-term, the recoverability is based on the estimated future undiscounted cash flows. If the asset carrying value is not supported on an undiscounted cash flow basis, the amount of impairment is measured as the difference between the carrying value and the fair value of the asset and is reflected in "Impairment losses" on the Consolidated Statements of Operations. The determination of fair value of real estate assets to be held for use is derived using the discounted cash flow method and involves a number of management assumptions relating to future economic events that could materially affect the determination of the ultimate value, and therefore, the carrying amounts of our real estate. Such assumptions are Level 3 inputs and include, but are not limited to, projected vacancy rates, rental rates, property operating expenses and capital expenditures. The capitalization rate is also a significant driving factor in determining the property valuation and requires management's judgment of factors such as market knowledge, historical experience, lease terms, tenant financial strength, economy, demographics, environment, property location, visibility, age, physical condition and expected return requirements, among other things. The aforementioned factors are taken as a whole by management in determining the valuation of investment property.

The valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole. Should the actual results differ from management's estimates, the valuation could be negatively affected and may result in additional impairments recorded in the Consolidated Financial Statements.

Investments in properties classified as held for sale are measured at the lower of their carrying amount or fair value (typically, the contracted sales price, a Level 2 input) less costs to sell. Impairment of assets held for sale is a component of "Income (loss) from discontinued operations" in the Consolidated Statements of Operations and is further detailed in Note 15 - Discontinued Operations and Assets Held for Sale.

During the year ended December 31, 2011, we determined our cost was not recoverable on one operating property in the Atlanta market based upon a change in our future estimated hold period. Based on our analysis, the total carrying amount of the property located in our East operating segment was no longer recoverable by the future estimated undiscounted cash flows. Consequently, we recognized an impairment loss of $0.4 million in our consolidated portfolio based on the estimated fair value (see "Fair Value" discussion above).  This property was sold subsequent to December 31, 2011 and consequently, the impairment loss is included within "Income (loss) from discontinued operations" in the Consolidated Statements of Operations and is further detailed in Note 15 – Discontinued Operations and Assets Held for Sale.

In June 2010, we entered into a lease with a purchase option with a third-party on an industrial property located in New Jersey classified as held for use which resulted in a reassessment of the probable hold period of the property. Consequently, we determined that the total carrying amount of the property was no longer recoverable by the future estimated undiscounted cash flows and recognized an impairment loss of $4.6 million based on the estimated fair value. This property was sold subsequent to December 31, 2011 and consequently, the impairment loss is included within "Income (loss) from discontinued operations" in the Consolidated Statements of Operations and is further detailed in Note 15 – Discontinued Operations and Assets Held for Sale.

During the year ended December 31, 2010, we determined our cost was not recoverable on certain land parcels held for future development. Based on our analysis, the total carrying amount of three land parcels located in Baltimore/Washington, Orlando and Atlanta markets were no longer recoverable by the future estimated undiscounted cash flows, as a result of changes in the anticipated timing of the commencement of the development. Consequently, we recognized impairment losses of $4.1 million and $0.2 million on properties in our consolidated portfolio and unconsolidated portfolios, respectively, based on their estimated fair values (see "Fair Value" discussion above).

Investments In And Advances To Unconsolidated Joint Ventures

Investments in and Advances to Unconsolidated Joint Ventures

We account for our investments in and advances to unconsolidated joint ventures under the equity method because we exercise significant influence over, but do not control, these entities. Under the equity method, these investments (including advances to joint ventures) are initially recorded at cost and are subsequently adjusted to reflect our proportionate share of net earnings or losses of each of the joint ventures, distributions received, contributions made and certain other adjustments, as appropriate. Such investments are included in "Investments in and advances to unconsolidated joint ventures" in our Consolidated Balance Sheets. Distributions from these investments that are related to earnings from operations are included as operating activities and distributions that are related to capital transactions are included as investing activities in our Consolidated Statements of Cash Flows.

Investment properties that are contributed to unconsolidated joint ventures are not considered discontinued operations due to our continuing involvement through maintaining an ownership interest in these investment properties and continuing to act as manager of the assets. We recognize any gains from the contribution of investment properties into an unconsolidated joint venture if the recognition criteria have been met and the cash received is not required to be reinvested. Such gains are recognized to the extent of the outside ownership interest in the joint venture in our Consolidated Statements of Operations under the heading of "Gain on dispositions of real estate interests." Any gain related to the remaining proceeds reduces our basis in the investment in the unconsolidated joint venture, and is recognized into earnings over the weighted average life of the related property's real estate assets. We recognize our proportionate share of the ongoing earnings or losses of each unconsolidated joint venture in "Equity in income (loss) of unconsolidated joint ventures, net" in our Consolidated Statements of Operations.

Impairment Of Investments In And Advances To Unconsolidated Joint Ventures

Impairment of Investments in and Advances to Unconsolidated Joint Ventures

We evaluate our investments in unconsolidated entities for impairment whenever events or changes in circumstances indicate that there may be an other-than-temporary decline in value. To do so, we calculate the estimated fair value of the investment using a market, income or replacement cost approach, or combination thereof. The amount of impairment recognized, if any, would be the excess of the investment's carrying amount over its estimated fair value. We consider various factors to determine if a decline in the value of the investment is other-than-temporary. These factors are Level 2 and 3 inputs and include but are not limited to, age of the venture, our intent and ability to retain our investment in the entity, the financial condition and long-term prospects of the entity, expected term of the investment and the relationships with the other joint venture partners and its lenders. If we believe that the decline in the fair value is temporary, no impairment is recorded. The aforementioned factors are taken as a whole by management in determining the valuation of our investment property. Should the actual results differ from management's estimates, the valuation could be negatively affected and may result in a negative impact on the Consolidated Financial Statements. See Note 4 - Investments in and Advances to Unconsolidated Joint Ventures for additional information.

Cash And Cash Equivalents

Cash and Cash Equivalents

Cash and cash equivalents include cash held in financial institutions and other highly liquid short-term investments with original maturities of three months or less. We have not realized any losses in our cash and cash equivalents and believe that these short-term instruments are not exposed to any significant credit risk.

Notes Receivable

Notes Receivable

As of December 31, 2011 and 2010, we had approximately $1.1 million and $1.2 million in notes receivable outstanding with non-affiliates, respectively. The interest rates on notes receivable range from approximately 7.5% to 10%, and the notes mature on dates ranging from June 2012 to June 2017.

Deferred Loan Costs

Deferred Loan Costs

Deferred loan costs include fees and costs incurred to obtain long-term financing. These fees and costs are amortized to "Interest expense" over the terms of the related loans. Accumulated amortization of deferred loan costs was approximately $3.1 million and $4.2 million as of December 31, 2011 and 2010, respectively. Unamortized deferred loan costs are fully amortized when debt is retired before the maturity. Our interest expense for the years ended December 31, 2011, 2010 and 2009 includes $2.1 million, $2.3 million and $2.3 million for the amortization of loan costs, respectively.

Straight-Line Rent And Other Receivables

Straight-line Rent and Other Receivables

Straight-line rent and other receivables include all straight line rent and current accounts receivable, net of allowances. We maintain an allowance for estimated losses that may result from the inability of our tenants to make required payments. If a tenant fails to make contractual payments beyond any allowance, we may recognize additional bad debt expense in future periods equal to the net outstanding balances. As of December 31, 2011 and 2010, our allowance for doubtful accounts was $1.3 million and $2.1 million, respectively.

Debt

Debt

Debt consists of fixed and variable rate secured mortgage notes, senior unsecured notes and a senior unsecured revolving credit facility. Secured mortgage notes assumed in connection with business combinations includes a premium or discount for the difference between the fair value and face value of assumed notes at the date of acquisition, and is amortized to "Interest expense" over the remaining life of the underlying notes. The aggregated premium balances, net of accumulated amortization, were approximately $2.6 million and $3.6 million as of December 31, 2011 and 2010, respectively.

Derivative Instruments And Hedging Activities

Derivative Instruments and Hedging Activities

We record derivatives at fair value which are presented on a gross basis in "Other Liabilities" in our Consolidated Balance Sheets. Accounting for changes in the fair value of derivatives depends on the intended use of the derivative and the designation of the derivative, whether we have elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge.

Currently, we use interest rate swaps to manage certain interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash payments and the discounted expected variable cash receipts. The variable cash receipts are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. We incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees.

Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by us and our counterparties.

As of December 31, 2011, our hedge was designated as a cash flow hedge. For derivatives designated as "cash flow" hedges, the effective portion of the changes in the fair value of the derivative is initially reported in "Accumulated other comprehensive loss" in our Consolidated Statements of Stockholders' Equity, Accumulated Other Comprehensive Income (Loss) and Noncontrolling Interests (i.e., not included in earnings) and subsequently reclassified into earnings when the hedged transaction affects earnings or the hedging relationship is no longer effective at which time the ineffective portion of the derivative's changes in fair value is recognized directly into earnings. We assess the effectiveness of each hedging relationship whenever financial statements are issued or earnings are reported and at least every three months. We do not use derivatives for trading or speculative purposes.

Our objective in using derivatives is to manage our exposure to interest rate volatility associated with our forecasted debt issuances including refinancing of our fixed-rate debt and certain variable rate borrowings. To accomplish this objective, we primarily use treasury locks, forward-starting swaps and interest rate swaps as part of our cash flow hedging strategy. These derivatives are designed to mitigate the risk of future interest rate fluctuations by providing a future fixed interest rate for a limited, pre-determined period of time.

Our agreements with each of our derivative counterparties contain provisions where if we default on the underlying indebtedness, including defaults where repayment of the indebtedness has not been accelerated by the lender, then we could also be declared in default on our derivative obligations. We also have agreements with our derivative counterparties that incorporate the loan covenant provisions of our indebtedness with lender affiliates of the derivative counterparties. Failure to comply with the loan covenant provisions would cause us to be in default on any derivative instrument obligations covered by the agreements.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

We report comprehensive income or loss in our Consolidated Statements of Comprehensive Income. Amounts reported in "Other comprehensive income (loss)" related to settled hedging transactions will be amortized to "Interest expense" as the hedged forecasted transactions occur. Any ineffectiveness related to our hedging transactions is reported in our Consolidated Statements of Operations. See Note 6 - Financial Instruments and Hedging Activities for additional information.

Revenue Recognition

Revenue Recognition

We record rental revenues on a straight-line basis under which contractual rent increases are recognized evenly over the full lease term. Certain properties have leases that provide for tenant occupancy during periods where no rent is due or where minimum rent payments change during the term of the lease. Accordingly, we record receivables from tenants that we expect to collect over the remaining lease term rather than currently, which are recorded as a straight-line rent receivable. When we acquire a property, the terms of existing leases are considered to commence as of the acquisition date for the purposes of this calculation. The total increase to "Rental revenues" due to straight-line rent adjustments was approximately $9.2 million, $5.8 million and $1.8 million, respectively, for the years ended December 31, 2011, 2010 and 2009.

Tenant recovery income includes payments and amounts due from tenants pursuant to their leases for real estate taxes, insurance and other recoverable property operating expenses and is recognized as "Rental revenues" during the same period the related expenses are incurred. Tenant recovery income recognized as "Rental revenues" was approximately $46.4 million, $42.6 million and $43.9 million, respectively, for the years ended December 31, 2011, 2010 and 2009.

In connection with property acquisitions qualifying as business combinations, we may acquire leases with rental rates above or below the market rental rates. Such differences are recorded as an intangible lease asset or liability and amortized to "Rental revenues" over the reasonably assured term of the related leases. The unamortized balances of these assets and liabilities associated with the early termination of leases are fully amortized to their respective revenue line items in our Consolidated Statements of Operations on a straight-line basis over the estimated remaining contractual lease term. The total net impact to "Rental revenues" due to the amortization of above and below market rents and accelerated amortization due to early lease terminations was a increase of approximately $0.5 million, a decrease of $0.1 million and a decrease of $0.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Future minimum base rental payments, i.e., cash monthly contractual rent, due to us from our tenants under the terms of non-cancelable operating leases in effect as of December 31, 2011 were as follows (in thousands):

Year Ended December 31,	Amount
2012	$178,780
2013	139,904
2014	105,526
2015	77,266
2016	51,872
Thereafter	171,625

Total	$724,973

The schedule does not reflect future rental revenues from the potential renewal or replacement of existing and future leases and excludes tenant recovery income. Additionally, leases where the tenant can terminate the lease with short-term notice are not included.

Early lease termination fees are recorded in "Rental revenues" on a straight-line basis over the estimated remaining contractual lease term or upon collection if collectability is not assured. During the years ended December 31, 2011, 2010 and 2009, early lease termination fees were $0.6 million, $0.7 million and $2.1 million, respectively.

We earn revenues from asset management fees, acquisition fees, property management fees and fees for other services pursuant to joint venture and other agreements. These are included in our Consolidated Statements of Operations in "Institutional capital management and other fees." We recognize revenues from asset management fees, acquisition fees, property management fees and fees for other services when the related fees are earned and are realized or realizable.

Stock-Based Compensation

Stock-Based Compensation

On October 10, 2006, we established the Long-Term Incentive Plan, as amended, to grant restricted stock, LTIP Units, stock options and other awards to our personnel and directors. Awards granted under this plan are measured at fair value on the grant date and amortized to compensation expense on a straight-line basis over the service period during which the awards fully vest. Such expense is included in "General and administrative" expense in our Consolidated Statements of Operations. Options issued under the Long-Term Incentive Plan are valued using the Black-Scholes option pricing model, which relies on assumptions we make related to the expected term of the options, volatility, dividend yield and risk free interest rate.

Income And Other Taxes

Income and Other Taxes

We have elected to be taxed as a REIT, as defined under the Internal Revenue Code of 1986, as amended. As a REIT, we generally will not be subject to U.S. federal income taxes on our net income that is distributed to our stockholders if we distribute at least 90% of our REIT taxable income to our stockholders. REITs are also subject to a number of other organizational and operational requirements. If we fail to qualify as a REIT in any taxable year, our taxable income will be subject to U.S. federal income tax at regular corporate rates (including any applicable alternative minimum tax). Even if we qualify as a REIT, we may be subject to certain U.S. federal, state and local and non-U.S. income taxes. We also will be required to pay a 100% tax on non-arms length transactions between us and our taxable REIT subsidiary ("TRS") and on any net income from gain on property that was held for sale to customers in the ordinary course of business.

Certain of our operations (property management, asset ownership or management, sales of certain assets, etc.) may be conducted through taxable REIT subsidiaries, which are subsidiaries of the operating partnership and each of which we refer to as a TRS. A TRS is a C-corporation for which a REIT and its subsidiary C-corporation have jointly elected for the C-corporation to be a taxable REIT subsidiary of the REIT and therefore is subject to U.S. federal corporate income tax.

For our taxable REIT subsidiaries, deferred income taxes result from temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for U.S federal income tax purposes, as well as interest and loss carryforwards, and are measured using current enacted tax rates and laws that are expected to be in effect when the differences reverse. We reduce deferred tax assets by recording a valuation allowance when we determine based on available evidence that it is more likely than not that the assets will not be realized.

The Company follows FASB issued guidance for accounting for uncertainty in income taxes, which clarifies the accounting and disclosure for uncertainty in tax positions and seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. The Company was subject to the provisions of this guidance as of January 1, 2007, and has analyzed its various federal and state filing positions, including the assertion that the income earned by the Company is not taxable.

The Company recognizes penalties and interest accrued related to unrecognized tax benefits, if any, as income tax expense. To the extent interest and penalties are not assessed with respect to uncertain tax positions, amounts accrued will be reduced and reflected as a reduction of the overall income tax expense. We had no interest expense or penalties related to unrecognized tax benefits for the years ended December 31, 2011, 2010 or 2009. As of December 31, 2011 and 2010, there were no unrecognized tax benefits. We do not anticipate a significant change to the total amount of unrecognized tax benefits within the next 12 months. Our tax returns are subject to examination in various jurisdictions for the calendar years 2007 through 2011.

New Accounting Standards

New Accounting Standards

During the second quarter of 2011, the FASB issued Accounting Standards Update No. 201-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which generally aligns the principles for fair value measurements and the related disclosure requirements under US GAAP and International Financial Reporting Standards ("IFRS"). This standard requires new disclosures, with a particular focus on Level 3 measurements, including; quantitative information about the significant unobservable inputs used for all Level 3 measurements; qualitative discussion about the sensitivity of recurring Level 3 measurements to changes in the unobservable inputs disclosed, including the interrelationship between inputs and a description of the company's valuation processes. This standard also requires disclosure of any transfers between Levels 1 and 2 of the fair value hierarchy; information about when the current use of a non-financial asset measured at fair value differs from its highest and best use and the hierarchy classification for items whose fair value is not recorded on the balance sheet but is disclosed in the notes. This standard is effective for interim and annual periods beginning after December 15, 2011. Early application is not permitted. We plan to adopt this standard during the first quarter of 2012 and do not expect that this standard will have a material effect on our Consolidated Financial Statements.

Also during the second quarter of 2011, the FASB issued Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, which eliminates the option to report other comprehensive income and its components in the statement of changes in stockholders' equity. Entities will have the option to present the components of net income and other comprehensive income either in a single continuous statement or in two separate but consecutive statements. This standard requires retrospective application and is effective for interim and annual periods beginning after December 15, 2011. Early application is permitted. We adopted this standard during the first quarter of 2012 and have presented the components of net income and other comprehensive income in two separate but consecutive statements. The accompanying consolidated financial statements include a consolidated statement of comprehensive income for each of the three years in the period ended December 31, 2011.